Exhibit 3.78

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “THERMO FLUIDS INC. “ AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE SIXTEENTH DAY OF NOVEMBER, A.D. 1993, AT 4 O’CLOCK P.M.

CERTIFICATE OF AGREEMENT OF MERGER, FILED THE SECOND DAY OF FEBRUARY, A.D. 2001, AT 9 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE SIXTEENTH DAY OF JANUARY, A.D. 2003, AT 9 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE SIXTEENTH DAY OF JANUARY, A.D. 2003, AT 9:01 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE SIXTEENTH DAY OF JANUARY, A.D. 2003, AT 9:02 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE TWENTIETH DAY OF SEPTEMBER, A.D. 2005, AT 4:50 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTIETH DAY OF SEPTEMBER, A.D. 2005.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
2359773 8100H	AUTHENTICATION: 2120377

150191442	DATE: 02-13-15

You may verify this certificate online

at corp.delaware.gov/authver.shtml

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Delaware

The First State

CERTIFICATE OF MERGER, FILED THE TWENTIETH DAY OF SEPTEMBER, A.D. 2005, AT 4:50 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTIETH DAY OF SEPTEMBER, A.D. 2005.

CERTIFICATE OF RENEWAL, FILED THE TWENTY-THIRD DAY OF MARCH, A.D. 2011, AT 10 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF DECEMBER, A.D. 2011, AT 8:17 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWELFTH DAY OF NOVEMBER, A.D. 2014, AT 2:28 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “THERMO FLUIDS INC.”.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
2359773 8100H	AUTHENTICATION: 2120377

150191442	DATE: 02-13-15

You may verify this certificate online

at corp.delaware.gov/authver.shtml

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:00 PM 11/16/1993
733320041 - 2359773

CERTIFICATE OF INCORPORATION

OF

THERMO FLUIDS INC.

* * * * * * *

FIRST: The name of the corporation is:

Thermo Fluids Inc.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of capital stock which the corporation shall have authority to issue is one thousand (1,000), and the par value of each of such shares is one cent ($0.01), amounting in the aggregate to ten dollars ($10.00) of capital stock.

FIFTH: The name and mailing address of the sole incorporator is as follows:

NAME	MAILING ADDRESS

Barbara J. Lucas	81 Wyman Street
Waltham, Massachusetts 02254

SIXTH: The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until his successor is elected and qualified is as follows:

NAME	MAILING ADDRESS

John P. Appleton	81 Wyman Street
Waltham, Massachusetts 02254

Jeffrey L. Powell	1964 S. Orange Blossom Trail
Apopka, Florida 32703

James Lousararian	81 Wyman Street
Waltham, Massachusetts 02254

SEVENTH: The corporation is to have perpetual existence.

EIGHTH: The private property of the stockholders shall not be subject to the payment of the corporation debts to any extent whatever.

NINTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation and for defining and regulating the powers of the corporation and its directors and stockholders and are in the furtherance and not in limitation of the powers conferred upon the corporation by statute:

(a) The by-laws of the corporation may fix and alter, or provide the manner for fixing and altering, the number of directors constituting the whole Board. In case of any vacancy on the Board of Directors or any increase in the number of directors constituting the whole Board, the vacancies shall be filled by the directors or by the stockholders at the time having voting power, as may be prescribed in the by-laws. Directors need not be stockholders of the corporation, and the election of directors need not be by ballot.

(b) The Board of Directors shall have the power and authority:

(1)        to make, alter or repeal by-laws of the corporation, subject only to such limitation, if any, as may be from time to time imposed by law or by the by-laws; and

(2)        to the full extent permitted or not prohibited by law, and without the consent of or other action by the stockholders, to authorize or create mortgages, pledges or other liens or encumbrances upon any or all of the assets, real, personal or mixed, and franchises of the corporation, including after-acquired property, and to exercise all of the powers of the corporation in connection therewith; and

(3)        subject to any provision of the by-laws, to determine whether, to what extent, at what times and places and under what conditions and regulations the accounts, books and papers of the corporation (other than the stock ledger), or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or paper of the corporation except as conferred by statute or authorized by the by-laws or by the Board of Directors.

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TENTH: Meetings of stockholders may be held outside the State of Delaware, if the by-laws so provide. The books of the corporation may be kept outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation.

ELEVENTH: The corporation shall indemnify each director and officer of the corporation, his heirs, executors and administrators, and may indemnify each employee and agent of the corporation, his heirs, executors, administrators and all other persons whom the corporation is authorized to indemnify under the provisions of the General Corporation Law of the State of Delaware, to the extent provided by law (a) against all expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, or in connection with any appeal therein, or otherwise, and (b) against all expenses (including attorney’s fees) actually and reasonably incurred by him in connection with the defense or settlement of any action or suit by or in the right of the corporation, or in connection with any appeal therein, or otherwise; and no provision of this Article Eleventh is intended to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred by the General Corporation Law of the State of Delaware upon the corporation to furnish, or upon any court to award, such indemnification, or indemnification as otherwise authorized pursuant to the General Corporation Law of the State of Delaware or any other law now or hereafter in effect.

The Board of Directors of the corporation may, in its discretion, authorize the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the foregoing paragraph of this Article Eleventh.

TWELFTH: No director of the corporation shall be personally liable to the corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability; provided, however, that to the extent required from time to time by applicable law, this Article Twelfth shall not eliminate or limit the liability of a director, to the extent such liability is provided by applicable law, (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title & of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Twelfth shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

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THIRTEENTH: The corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts stated herein are true, and accordingly have hereunto set my hand this 16th day of November, 1993.

/s/ Barbara J. Lucas
Barbara J. Lucas

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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/02/2001
010055322 - 2359773

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (“Agreement and Plan of Merger”), dated as of February 1, 2001, is entered into by and among TFI ACQUISITION CORP., a Delaware corporation (“Parent” or “Terminating Corporation”), and THERMO FLUIDS INC., a Delaware corporation and a wholly-owned subsidiary of Parent (hereinafter referred to as “Thermo’’ or “Surviving Corporation”). Parent and Thermo are herein sometimes collectively called the “Constituent Corporations.”

WITNESSETH

WHEREAS, Thermo is a corporation duly organized and existing under the laws of the State of Delaware, with its principal office located at 3401 W. Jefferson Street, Phoenix, AZ 85043, and, as of the date hereof, the authorized capital stock of Thermo consists of 1,000 shares of Common Stock, par value $.01 per share, of which 100 shares are issued, outstanding and owned, beneficially and of record, by Parent (the “Thermo Common Stock”);

WHEREAS, Parent is a corporation duly organized and existing under the laws of the State of Delaware, with its registered office located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and, as of the date hereof, the authorized capital stock of Parent consists of 1,000 shares of common stock, par value $.0001 per share, of which 100 shares are issued and outstanding (the “Parent Common Stock”); and

WHEREAS, pursuant to Sections 141(f) and 251 of the Delaware General Corporation Law (the “Delaware Act”), the Board of Directors of Thermo has adopted a resolution approving the Agreement and Plan of Merger, by unanimoas written consent in lieu of a meeting dated February 1, 2001, and declaring its advisability and has submitted the same to the sole stockholder of Thermo; and

WHEREAS, the sole stockholder of Thermo, constituting all of the stockholders of Thermo entitled to vote, approved the Agreement and Plan of Merger by unanimous written consent in lieu of a meeting dated February 1, 2001, pursuant to Section 228 of the Delaware Act; and

WHEREAS, pursuant to Sections 141(f) and 251 of the Delaware Act, the Board of Directors of Parent has adopted a resolution approving the Agreement and Plan of Merger, by unanimous written consent in lieu of a meeting dated February 1, 2001, and declaring its advisability and has submitted the same to the sole stockholder of Parent; and

WHEREAS, the sole stockholder of Parent, constituting all of the stockholders of Parent entitled to vote approved the Agreement and Plan of Merger by unanimous written consent in lieu of a meeting dated February 1, 2001, pursuant to Section 228 of the Delaware Act; and

WHEREAS, the Constituent Corporations otherwise desire to effectuate the merger of Parent with and into Thermo in accordance with this Agreement and Plan of Merger (the “Merger”), and the governing laws of the State of Delaware permit such Merger.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

1.1                               Merger. Upon the terms and subject to the conditions set forth herein Parent shall be merged with and into Thermo upon the filing of a the Agreement and Plan of Merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the Delaware Act (the time of such filing with the Secretary of State of the State of Delaware is referred to herein as the “Effective Time”; and the “Effective Date” of the Merger shall be February 1, 2001). The separate corporate existence of Parent shall thereupon cease and Thermo shall be the Surviving Corporation and the separate corporate existence of Thermo shall continue unaffected and unimpaired by the Merger.

ARTICLE II

2.1                               Certificate of Incorporation of Surviving Corporation. From and after the Effective Time, the Certificate of Incorporation of Thermo shall be the Certificate of Incorporation of the Surviving Corporation.

2.2                               Bylaws of Surviving Corporation. The Bylaws of Thermo, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until duly amended in accordance with such Bylaws and applicable law.

2.3                               Officers and Directors of Surviving Corporation. The officers and directors of the Surviving Corporation shall, after the Effective Time, be as set forth below, in each case until their respective successors are duly appointed or elected and qualified, or until their earlier death resignation or removal:

Directors

Ian Hislop, Chairman of the Board of Directors
Douglas Berman, Director
Christopher Weidenhammer, Director
Sami Mnaymneh, Director
William Newton, Director

Officers

William Newton, President
Doug Berman, Vice President
Chris Weidenhammer, Vice President, Secretary and Treasurer
Dave Brady, Vice President and Assistant Secretary

The address of such officers and directors shall be: c/o HIG Recycling, Inc., 1001 Brickell Bay Drive — 27th Floor, Miami, Florida 33131.

ARTICLE III

3.1                               Impact on Parent Common Stock and Thermo Common Stock.

3.1.1                     Conversion of Parent Common Stock. At the Effective Time, each share of Parent Common Stock which is issued and outstanding immediately prior to the Effective Time shall be converted without any action on the part of the holder thereof into and be exchangeable for one share of Thermo Common Stock. Immediately prior to the Effective Time, each share of Parent Common Stock which constitutes treasury stock immediately prior to the Effective Time shall be canceled. If, between the date of this Agreement and Plan of Merger and the Effective Time, the outstanding shares of Thermo Common Stock shall have been changed into a different number of shares by reason of any reclassification, recapitalization, splitup, combination, exchange of shares or readjustment, or a stock dividend thereon shall be declared with a record date within said period, the number of shares of Thermo Common Stock into which shares of Parent Common Stock are to be converted shall be correspondingly adjusted.

3.1.2                     Impact on Thermo Common Stock. At the Effective Time, each share of Thermo Common Stock that is issued and outstanding immediately prior to the Effective Time shall be canceled.

ARTICLE IV

4.1                               When the Merger has been effected:

4.1.l                         Corporate Existence. The separate existence of Parent shall cease, and the corporate existence and corporate identity of Thermo shall continue as the Surviving Corporation under its present name.

4.1.2                     Surviving Corporation. Thermo shall have the rights, privileges, Immunities, and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under the Delaware Act. Thermo shall possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations. All property, real, personal and mixed, and all debts due on whatever accounts, all other choses in action, and all and every other interest, belonging to either of the Constituent Corporations, shall be taken and deemed

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to be transferred to and vested in Thermo without further act or deed. Thermo shall be responsible and liable for all liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or proceeding pending by or threatened against either of the Constituent Corporations may be prosecuted as if such Merger had not taken place or Thermo may be substituted in its place. Neither the rights of creditors nor liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

ARTICLE V

5.1                               Amendment. Subject to applicable law, this Agreement and Plan of Merger may be amended, modified or supplemented only by written agreement of Parent and Thermo, or by the respective officers thereunto duly authorized, at any time prior to the Effective Time.

5.2                               Counterparts. This Agreement and Plan of Merger may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

5.3                               Governing Law. This Agreement and Plan of Merger shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to conflict of laws principles thereof.

[Signatures on next page.]

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IN WITNESS WHEREOF, Parent and Thermo have caused this Agreement and Plan of Merger to be executed in their respective corporate names by their respective officers on the day, month and year first above written.

TFI ACQUISITION CORP.

		By:	/s/ Doug Berman
		Name:	Doug Berman
		Title:	President

ATTEST THERETO:

By:	/s/ Chris Weidenhammer
Chris Weidenhammer
Secretary

THERMO FLUIDS INC.

		By:	/s/ Doug Berman
		Name:	Doug Berman
		Title:	President

ATTEST THERETO:

By:	/s/ Chris Weidenhammer
Chris Weidenhammer
Secretary

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CERTIFICATE OF THE

SECRETARY OF

THERMO FLUIDS INC.

I, Chris Weidenhammer, Secretary of THERMO FLUIDS INC., a corporation organized and existing under and by virtue of the laws of the State of Delaware, hereby certify as follows:

1.                                              The Board of Directors of of Thermo Fluids Inc., pursuant to Section 251 of the Delaware General Corporation Law, has duly adopted a resolution approving the foregoing Agreement and Plan of Merger and declaring its advisability, and submitted to the sole stockholder of Thermo Fluids Inc. the Agreement and Plan of Merger for approval; and

2.                                              Thereafter, the sole stockholder of Thermo Fluids Inc., constituting all of the stockholders of Thermo Fluids Inc. entitled to vote, approved the Agreement and Plan of Merger by unanimous written consent in lieu of a meeting pursuant to Section 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of THERMO FLUIDS INC. and affixed the seal of said corporation on this 1st day of February, 2001.

[Corporate Seal]	By:	/s/ Chris Weidenhammer
	Name:	Chris Weidenhammer
	Title:	Secretary

CERTIFICATE OF THE

SECRETARY OF

TFI ACQUISITION CORP.

I, Chris Weidenhammer, Secretary of TFI Acquisition Corp., a corporation organized and existing under and by virtue of the laws of the State of Delaware, hereby certify as follows:

1.                                      The Board of Directors of of TFI Acquisition Corp., pursuant to Section 251 of the Delaware General Corporation Law, has duly adopted a resolution approving the foregoing Agreement and Plan of Merger and declaring its advisability, and submitted to the sole stockholder of TFI Acquisition Corp. the Agreement and Plan of Merger for approval; and

2.                                      Thereafter, the sole stockholder of TFI Acquisition Corp., constituting all of the stockholders of TFI Acquisition Corp. entitled to vote, approved the Agreement and Plan of Merger by unanimous written consent in lieu of a meeting pursuant to Section 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of TFI Acquisition Corp. and affixed the seal of said corporation on this 1st day of February, 2001.

[Corporate Seal]	By:	/s/ Chris Weidenhammer
	Name:	Chris Weidenhammer
	Title:	Secretary

DELAWARE

CERTIFICATE OF MERGER

OF

SIERRA VERDE ENTERPRISES, INC.

INTO

THERMO FLUIDS INC.

December 31, 2002

As required by Delaware General Corporation Law Section 252(c), Sierra Verde Enterprises, Inc., an Arizona corporation, and Thermo Fluids Inc., a Delaware corporation, hereby certify and submit to the Delaware Secretary of State that:

1.                                      Identification of Parties. The name and state of incorporation of each of the constituent corporations are:

A.                                    Sierra Verde Enterprises, Inc., an Arizona corporation (“Sierra Verde”); and

B.                                    Thermo Fluids Inc., a Delaware corporation (“Thermo Fluids” or the “Surviving Corporation”).

2.                                      Agreement Adopted. An Agreement and Plan of Merger (“Agreement”) has been approved, adopted, certified, executed and acknowledged by Sierra Verde and Thermo Fluids in accordance with the provisions of Section 252(b) of the General Corporation Law of the State of Delaware.

3.                                      Place of Business. The principal place of business of the Surviving Corporation is:

4301 West Jefferson Street

Phoenix, Arizona 85043

4.                                      Agreement and Plan of Merger Available. The Agreement and Plan of Merger (“Agreement”) is on file at the principal place of business of the Surviving Corporation. A copy of the Agreement may be obtained, on request and without cost, by any stockholder of Sierra Verde or Thermo Fluids.

5.                                      Incorporation Documents. The Certificate of Incorporation of Thermo Fluids, as previously filed in this State, will serve as the Certificate of Incorporation of the Surviving Corporation.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/16/2003
030031371 - 2359773

6.                                      Shareholder Approval.

6.1                       Before the merger, there were 1,700 shares of Sierra Verde common stock outstanding, all of which were entitled to vote on the Agreement. The sole shareholder of Sierra Verde consented to the Agreement. This consent was sufficient for approval of the plan by the holder of Sierra Verde common stock. The common stockholder was the only voting group of Sierra Verde.

6.2                       There are 100 shares of Thermo Fluids common stock outstanding, all of which are entitled to vote on the Agreement. The sole shareholder of Thermo Fluids has consented to the Agreement. This consent is sufficient for approval of the plan by the holder of Thermo Fluids common stock. The common stockholder is the only voting group of Thermo Fluids.

IN WITNESS WHEREOF, Thermo Fluids has caused this certificate to be signed by its authorized officer, on the date above written.

THERMO FLUIDS INC.

/s/ Debra J. Kotila
Debra J. Kotila, Chief Financial Officer and Secretary

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 10th day of January, 2003, by Debra J. Kotila, the Chief Financial Officer and Secretary of Thermo Fluids Inc., a Delaware corporation, on behalf of the corporation.

/s/ Betty A. Tomasello
Notary Public

(Notary Seal)
Notary Public State of Arizona Maricopa County Betty A Tomasello Express May 7 2003

DELAWARE

CERTIFICATE OF MERGER

OF

PENROSE LAND & INVESTMENT CORP.

INTO

THERMO FLUIDS INC.

December 31, 2002

As required by Delaware General Corporation Law Section 252(c), Penrose Land & Investment Corp., a Colorado corporation, and Thermo Fluids Inc., a Delaware corporation, hereby certify and submit to the Delaware Secretary of State that:

1.                                      Identification of Parties. The name and state of incorporation of each of the constituent corporations are:

A.                                    Penrose Land & Investment Corp., a Colorado corporation (“Penrose”); and

B.                                    Thermo Fluids Inc., a Delaware corporation (“Thermo Fluids” or the “Surviving Corporation”).

2.                                      Agreement Adopted. An Agreement and Plan of Merger (“Agreement”) has been approved, adopted, certified, executed and acknowledged by Penrose and Thermo Fluids in accordance with the provisions of Section 252(b) of the General Corporation Law of the State of Delaware.

3.                                      Place of Business. The principal place of business of the Surviving Corporation is:

4301 West Jefferson Street

Phoenix, Arizona 85043

4.                                      Agreement and Plan of Merger Available. The Agreement and Plan of Merger (“Agreement”) is on file at the principal place of business of the Surviving Corporation. A copy of the Agreement may be obtained, on request and without cost, by any stockholder of Penrose or Thermo Fluids.

5.                                      Incorporation Documents. The Certificate of Incorporation of Thermo Fluids, as previously filed in this State, will serve as the Certificate of Incorporation of the Surviving Corporation.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 01/16/2003
030031382 - 2359773

6.                                      Shareholder Approval.

6.1                               Before the merger, there were 20,000 shares of Penrose common stock outstanding, all of which were entitled to vote on the Agreement. The sole shareholder of Penrose consented to the Agreement. This consent was sufficient for approval of the plan by the holder of Penrose common stock. The common stockholder was the only voting group of Penrose.

6.2                               There are 100 shares of Thermo Fluids common stock outstanding, all of which are entitled to vote on the Agreement. The sole shareholder of Thermo Fluids has consented to the Agreement. This consent is sufficient for approval of the plan by the holder of Thermo Fluids common stock. The common stockholder is the only voting group of Thermo Fluids.

IN WITNESS WHEREOF, Thermo Fluids has caused this certificate to be signed by its authorized officer, on the date above written.

THERMO FLUIDS INC,

/s/ Debra J. Kotila
Debra J. Kotila, Chief Financial Officer and Secretary

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 10th day of January, 2003, by Debra J. Kotila, the Chief Financial Officer and Secretary of Thermo Fluids Inc., a Delaware corporation, on behalf of the corporation.

/s/ Betty A. Tomasello
Notary Public

(Notary Seal)
Notary Public State of Arizona Maricopa County Betty A Tomasello Express May 7 2003

DELAWARE

CERTIFICATE OF MERGER

OF

IRVIN OIL, INC.

INTO

THERMO FLUIDS INC.

December 31, 2002

As required by Delaware General Corporation Law Section 252(c), Irvin Oil, Inc., a Colorado corporation, and Thermo Fluids Inc., a Delaware corporation, hereby certify and submit to the Delaware Secretary of State that:

1.                                      Identification of Parties. The name and state of incorporation of each of the constituent corporations are:

A.                                    Irvin Oil, Inc., a Colorado corporation (“Irvin Oil”); and

B.                                    Thermo Fluids Inc., a Delaware corporation (“Thermo Fluids” or the “Surviving Corporation”).

2.                                      Agreement Adopted. An Agreement and Plan of Merger (“Agreement”) has been approved, adopted, certified, executed and acknowledged by Irvin Oil and Thermo Fluids in accordance with the provisions of Section 252(b) of the General Corporation Law of the State of Delaware.

3.                                      Place of Business. The principal place of business of the Surviving Corporation is:

4301 West Jefferson Street

Phoenix, Arizona 85043

4.                                      Agreement and Plan of Merger Available. The Agreement and Plan of Merger (“Agreement”) is on file at the principal place of business of the Surviving Corporation, A copy of the Agreement may be obtained, on request and without cost, by any stockholder of Irvin Oil or Thermo Fluids.

5.                                      Incorporation Documents. The Certificate of Incorporation of Thermo Fluids, as previously filed in this State, will serve as the Certificate of Incorporation of the Surviving Corporation.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 01/16/2003
030031389 - 2359773

6.                                      Shareholder Approval.

6.1                       Before the merger, there were 20,000 shares of Irvin Oil common stock outstanding, all of which were entitled to vote on the Agreement. The sole shareholder of Irvin oil consented to the Agreement. This consent was sufficient for approval of the plan by the holder of Irvin Oil common stock. The common stockholder was the only voting group of Irvin Oil.

6.2                       There are 100 shares of Thermo Fluids common stock outstanding, all of which are entitled to vote on the Agreement. The sole shareholder of Thermo Fluids has consented to the Agreement. This consent is sufficient for approval of the plan by the holder of Thermo Fluids common stock. The common stockholder is the only voting group of Thermo Fluids.

IN WITNESS WHEREOF, Thermo Fluids has caused this certificate to be signed by its authorized officer, on the date above written.

THERMO FLUIDS INC.

/s/ Debra J. Kotila
Debra J. Kotila, Chief Financial Officer and Secretary

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this [ILLEGIBLE] day of January, 2003, by Debra J. Kotila, the Chief Financial Officer and Secretary of Thermo Fluids Inc., a Delaware corporation, on behalf of the corporation.

/s/ Betty A. Tomasello
Notary Public

(Notary Seal)
Notary Public State of Arizona Maricopa County Betty A Tomasello Express May 7 2003

Stats of Delaware
Secretary of State
Division of Corporations
Delivered 04:50 PM 09/20/2005
FILED 04:50 PM 09/20/2005
SRV 050769846 - 2359773 FILE

DELAWARE

CERTIFICATE OF MERGER

OF

TFI ANTIFREEZE SERVICES, INC.

INTO

THERMO FLUIDS INC

Pursuant to Section 251(c) of the Delaware General Corporation Law, Thermo Fluids Inc., a Delaware corporation, executes the following Certificate of Merger:

1.                              The name and state of incorporation of each of the constituent corporations are:

Thermo Fluids Inc.	Delaware
TFI Antifreeze Services, Inc.	Delaware

2.                                      An Agreement and Plan of Merger (the “Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the Delaware General Corporation Law.

3.                                      The name of the surviving corporation is Thermo Fluids Inc.

4.                                      The certificate of incorporation of Thermo Fluids Inc. will serve as the certificate of incorporation of the surviving corporation.

5.                                      The merger will become effective on September 30, 2005.

6.                                      The Agreement is on file at 4301 West Jefferson Street, Phoenix, Arizona 85043, the principal place of business of the surviving corporation.

7.                                      A copy of the Agreement will be furnished by the surviving corporation on request, without cost, to any stockholder of any constituent corporation.

IN WITNESS WHEREOF, Thermo Fluids Inc. has caused this certificate to be signed by an authorized officer, this 31 day of August, 2005.

THERMO FLUIDS INC.

By:	/s/ Ian Hislop
Its:	CEO Ian Hislop

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:50 PM 09/20/2005
FILED 04:50 PM 09/20/2005
SRV 050769862 - 2359773 FILE

DELAWARE

CERTIFICATE OF MERGER

OF

E & E ENVIRONMENTAL EXPERTS, INC.

INTO

THERMO FLUIDS INC.

Pursuant to Section 252(c) of the Delaware General Corporation Law, Thermo Fluids Inc., a Delaware corporation, executes the following Certificate of Merger:

1.                                      The name and state of incorporation of each of the constituent corporations are:

Thermo Fluids Inc.	Delaware
E & E Environmental Experts, Inc.	Texas

2.                                      An Agreement and Plan of Merger (the “Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware.

3.                                      The name of the surviving corporation is Thermo Fluids Inc.

4.                                      The certificate of incorporation of Thermo Fluids Inc. will serve as the certificate of incorporation of the surviving corporation.

5.                                      The merger will become effective on September 30, 2005.

6.                                      The Agreement is on file at 4301 West Jefferson Street, Phoenix, Arizona 85043, the principal place of business of the surviving corporation.

7.                                      A copy of the Agreement will be furnished by the surviving corporation on request, without cost, to any stockholder of any constituent corporation.

8.                                      The authorized capital stock of E & E Environmental Experts, Inc. is 100,000 shares of common stock, no par value.

IN WITNESS WHEREOF, Thermo Fluids Inc. has caused this certificate to be signed by an authorized officer, this 31 day of August, 2005.

THERMO FLUIDS INC.

By:	/s/ Ian Hislop
Its:	CEO Ian Hislop

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:00 AM 03/23/2011
FILED 10:00 AM 03/23/2011
SRV 110329749 - 2359773 FILE

STATE OF DELAWARE

CERTIFICATE FOR RENEWAL

AND REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report; now desires to procure a restoration, renewal and revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1.                                      The name of the corporation is Thermo Fluids Inc.

2.                                      The Registered Office of the corporation in the State of Delaware is located at Corporation Trust Center 1209 Orange Street (street), in the City of Wilmington, County of New Castle Zip Code 1908. The name of the Registered Agent at such address upon whom process against this Corporation may be served is The Corporation Trust Company.

3.                                      The date of filing of the Corporation’s original certificate of Incorporation in Delaware was 11/16/1993.

4.                                      The renewal and revival of the charter of this corporation is to be perpetual.

5.                                      The corporation was duly organized and carried on the business authorized by its charter until the 01 day of March A.D. 2010 at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By:	/s/ Lynn Gruenig, CFO
Authorized Officer

Name:	Lynn Gruenig, Sect/Tres/CFO
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:17 AM 12/30/2011
FILED 08:17 AM 12/30/2011
SRV 111354033 - 2359773 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF

THERMO FLUIDS (NORTHWEST) INC.,

A DELAWARE CORPORATION,

WITH AND INTO

THERMO FLUIDS INC.,

A DELAWARE CORPORATION

Thermo Fluids Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), desiring to merge Thermo Fluids (Northwest) Inc., a Delaware corporation, with and into itself, pursuant to the provisions of Section 251 of the Delaware General Corporation Law, does hereby certify as follows:

FIRST:                                                        The name and state of incorporation of each constituent corporation are as follows:

Name of Constituent Corporation	State of Incorporation

Thermo Fluids (Northwest) Inc.	Delaware

Thermo Fluids Inc.	Delaware

SECOND:                                         An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Section 251 of the Delaware General Corporation Law.

THIRD:                                                   The Corporation shall be the surviving corporation in this merger. The name of the surviving corporation is “Thermo Fluids Inc.”

FOURTH:                                        The Certificate of Incorporation of the Corporation as in effect at the effective time of this merger shall be the Certificate of Incorporation of the surviving corporation.

FIFTH:                                                       The Agreement and Plan of Merger is on file at Thermo Fluids, Inc., 8925 E. Pima Center Parkway, Suite 105, Scottsdale, AZ 85258.

SIXTH:                                                     A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

SEVENTH:                                 This merger shall be effective upon filing of this Certificate of Merger.

*    *    *    *    *

IN WITNESS WHEREOF, the surviving corporation has caused this Certificate of Merger to be signed by an authorized officer this 30th day of December, 2011.

THERMO FLUIDS INC.,
a Delaware corporation

By:	/s/ Mark Kuleck
Name:	Mark Kuleck
Its:	Chief Financial Officer

Signature Page to Certificate of Merger

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.                                      The name of the corporation is THERMO FLUIDS INC.

2.                                      The Registered Office of the corporation in the State of Delaware is changed to 2711 Centerville Road, Suite 400 (street), in the City of Wilmington, DE, County of New Castle Zip Code 19808. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Corporation Service Company.

3.                                      The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By:	/s/ Dona Priebe
Authorized Officer

Name:	Dona Priebe, Vice President
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:42 PM 11/12/2014
FILED 02:28 PM 11/12/2014
SRV 141400663 - 2359773 FILE

THERMO FLUIDS INC.

BY-LAWS

Article I - General

Section 1.1. Offices. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 1.2. Seal. The seal of the Corporation shall be in the form approved by the Board of Directors.

Section 1.3. Fiscal Year. The fiscal year of the Corporation shall end on the Saturday closest to March 31 of each year.

Article II - Stockholders

Section 2.1. Place of Meetings. All meetings of the stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President or, if not so designated, at the registered office of the Corporation.

Section 2.2. Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors, the Chairman of the Board, if any, or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Board of Directors, the Chairman of the Board, if any, or the President and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these by-laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

Section 2.3. Quorum. At all meetings of the stockholders the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum requisite for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation or by these by-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, by a majority vote, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until the requisite amount of voting stock shall be present. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting, at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted if the meeting had been held as originally called.

Section 2.4. Right to Vote: Proxies. Each stockholder having the right to vote at any meeting shall be entitled to one vote for each share of stock held by him. Any stockholder entitled to vote at any meeting of stockholders may vote either in person or by proxy, but no proxy which is dated more than three years prior to the meeting at which it is offered shall confer the right to vote thereat unless the proxy provides that it shall be effective for a longer period. Every proxy shall be in writing, subscribed by a stockholder or his duly authorized attorney in fact, and dated, but need not be sealed, witnessed, or acknowledged.

Section 2.5 Voting. At all meetings of stockholders all questions, except as otherwise expressly provided for by statute, the Certificate of Incorporation or these by-laws, shall be determined by a majority vote of the stockholders present in person or represented by proxy. Except as otherwise expressly provided by law, the Certificate of Incorporation or these by-laws, at all meetings of stockholders the voting shall be by voice vote, but any stockholder qualified to vote on the matter in question may demand a stock vote, by shares of stock, upon such question, whereupon such stock vote shall be taken by ballot, each of which shall state the name of the stockholder voting and the number of shares voted by him, and, if such ballot be cast by a proxy, it shall also state the name of the proxy. All elections of directors shall be decided in accordance with Article FOURTH of the Certificate of Incorporation.

Section 2.6. Notice of Annual Meetings. Written notice of the annual meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat at such address as appears on the stock books of the Corporation at least ten (10) days (and not more than sixty (60) days) prior to the meeting. It shall be the duty of every stockholder to furnish to the Secretary of the Corporation or to the transfer agent, if any, of the class of stock owned by him, his post office address and to notify said Secretary or transfer agent of any change therein.

Section 2.7. Stockholders’ List. A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder, and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary and filed either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, at least ten days before such meeting, and shall at all times during the usual hours for business, and during the whole time of said election, be open to the examination of any stockholder for a purpose germane to the meeting.

Section 2.8. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise provided by statute, may be called by the Board of Directors, the Chairman of the Board, if any, the President or any Vice President.

Section 2.9. Notice of Special Meetings. Written notice of a special meeting of stockholders, stating the time and place and object thereof shall be mailed, postage prepaid, not less than ten (10) nor more than sixty (60) days before such meeting, to each stockholder entitled to vote thereat, at such address as appears on the books of the corporation. No business may be transacted at such meeting except that referred to in said notice, or in a supplemental notice given also in compliance with the provisions hereof, or such other business as may be germane or supplementary to that stated in said notice or notices.

Section 2.10. Inspectors. One or more inspectors may be appointed by the Board of Directors before or at any meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting. At the meeting for which the inspector or inspectors are appointed, he or they shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies and the acceptance and rejection of votes. If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his place.

Section 2.11. Stockholders’ Action by Consent. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes, the Certificate of Incorporation, or these by-laws, the meeting and vote of stockholders may be dispensed with, and any corporate action upon which a vote of stockholders is required or permitted may be taken with the written consent of stockholders having not less than 50% of all of the stock entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by holders having less than the minimum percentage of the total vote required by statute for the proposed corporate action and provided that prompt notice be given to all stockholders of the taking of such corporate action without a meeting and by less than unanimous consent.

Article III - Directors

Section 3.1. Number of Directors. Except as otherwise provided by law, the Certificate of Incorporation or these by-laws, the property and business of the Corporation shall be managed by or under the direction of a board of not less than one nor more than thirteen directors. Within the limits specified, the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting. Directors need not be stockholders, residents of Delaware or citizens of the United States. The directors shall be elected by ballot at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify or until his earlier resignation or removal; provided that in the event of failure to hold such meeting or to hold such election at such meeting, such election may be held at any special meeting of the stockholders called for that purpose. If the office of any director becomes vacant by reason of death, resignation, disqualification, removal, failure to elect, or otherwise, the remaining directors, although more or less than a quorum, by a majority vote of such remaining directors may elect a successor or successors who shall hold office for the unexpired term.

Section 3.2. Change in Number of Directors; Vacancies. The maximum number of directors may be increased by an amendment to these by-laws adopted by a majority vote of the Board of Directors or by a majority vote of the capital stock having voting power, and if the number of directors is so increased by action of the Board of Directors or of the stockholders or otherwise, then the additional directors may be elected in the manner provided above for the filling of vacancies in the Board of Directors or at the annual meeting of stockholders or at a special meeting called for that purpose.

Section 3.3. Resignation. Any director of this Corporation may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, at the time of receipt if no time is specified therein and at the time of acceptance if the effectiveness of such resignation is conditioned upon its acceptance. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.4. Removal. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Section 3.5. Place of Meetings and Books. The Board of Directors may hold their meetings and keep the books of the Corporation outside the State of Delaware, at such places as they may from time to time determine.

Section 3.6. General Powers. In addition to the powers and authority expressly conferred upon them by these by-laws, the board may exercise all such powers of the Corporation and do all such lawful acts and things, as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

Section 3.7. Executive Committee. There may be an executive committee of one or more directors designated by resolution passed by a majority of the whole board. The act of a majority of the members of such committee shall be the act of the committee. Said committee may meet at stated times or on notice to all by any of their own number, and shall have and may exercise those powers of the Board of Directors in the management of the business affairs of the Company as are provided by law and may authorize the seal of the Corporation to be affixed to all papers which may require it. Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular meeting or at a special meeting called for that purpose.

Section 3.8. Other Committees. The Board of Directors may also designate one or more committees in addition to the executive committee, by resolution or resolutions passed by a majority of the whole board; such committee or committees shall consist of one or more directors of the Corporation, and to the extent provided in the resolution or resolutions designating them, shall have and may exercise specific powers of the Board of Directors in the management of the business and affairs of the Corporation to the extent permitted by statute and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 3.9. Powers Denied to Committees. Committees of the Board of Directors shall not, in any event, have any power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation or a dissolution or to amend the by-laws of the Corporation. Further, committees of the Board of Directors shall not have any power or authority to declare a dividend or to authorize the issuance of stock.

Section 3.10. Substitute Committee Member. In the absence or on the disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member. Any committee shall keep regular minutes of its proceedings and report the same to the board as may be required by the board.

Section 3.11. Compensation of Directors. The Board of Directors shall have the power to fix the compensation of directors and members of committees of the Board. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 3.12. Annual Meeting. The newly elected board may meet at such place and time as shall be fixed and announced by the presiding officer at the annual meeting of stockholders, for the purpose of organization or otherwise, and no further notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or they may meet at such place and time as shall be stated in a notice given to such directors two (2) days prior to such meeting, or as shall be fixed by the consent in writing of all the directors.

Section 3.13. Regular Meetings. Regular meetings of the board may be held without notice at such time and place as shall from time to time be determined by the board.

Section 3.14. Special Meetings. Special meetings of the board may be called by the Chairman of the Board, if any, or the President, on two (2) days’ notice to each director, or such shorter period of time before the meeting as will nonetheless be sufficient for the convenient assembly of the directors so notified; special meetings shall be called by the Secretary in like manner and on like notice, on the written request of two or more directors.

Section 3.15. Quorum. At all meetings of the Board of Directors, a majority of the total number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically permitted or provided by statute, or by the Certificate of Incorporation, or by these by-laws. If at any meeting of the board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at said meeting which shall be so adjourned.

Section 3.16. Telephonic Participation in Meetings. Members of the Board of Directors or any committee designated by such board may participate in a meeting of the board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

Section 3.17. Action by Consent. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if written consent thereto is signed by all members of the board or of such committee as the case may be and such written consent is filed with the minutes of proceedings of the board or committee.

Article IV - Officers

Section 4.1. Selection: Statutory Officers. The officers of the Corporation shall be chosen by the Board of Directors. There shall be a President, a Secretary and a Treasurer, and there may be a Chairman of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers, as the Board of Directors may elect, Any number of offices may be held by the same person, except that the offices of President and Secretary shall not be held by the same person simultaneously.

Section 4.2. Time of Election. The officers above named shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders. None of said officers need be a director.

Section 4.3. Additional Officers. The board may appoint such other officers arid agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

Section 4.4. Terms of Office. Each officer of the Corporation shall hold office until his successor is chosen and qualified, or until his earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.

Section 4.5. Compensation of Officers. The Board of Directors shall have power to fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

Section 4.6. Chairman of the Board. The Chairman of the Board of Directors shall preside at all meetings of the stockholders and directors, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

Section 4.7. President. Unless the Board of Directors otherwise determines, the President shall be the chief executive officer and head of the Corporation. Unless there is a Chairman of the Board, the President shall preside at all meetings of directors and stockholders. Under the supervision of the Board of Directors and of the executive committee, the President shall have the general control and management of its business and affairs, subject, however, to the right of the Board of Directors and of the executive committee to confer any specific power, except such as may be by statute exclusively conferred on the President, upon any other officer or officers of the Corporation. The President shall perform and do all acts and things incident to the position of President and such other duties as may be assigned to him from time to time by the Board of Directors or the executive committee.

Section 4.8. Vice-Presidents. The Vice-Presidents shall perform such of the duties of the President on behalf of the Corporation as may be respectively assigned to them from time to time by the Board of Directors or by the executive committee or by the President. The Board of Directors or the executive committee may designate one of the Vice-Presidents as the Executive Vice-President, and in the absence or inability of the President to act, such powers and discharge all of the duties of the President, subject to the control of the board and of the executive committee.

Section 4.9. Treasurer. The Treasurer shall have the care and custody of all the funds and securities of the Corporation which may come into his hands as Treasurer, and the power and authority to endorse checks, drafts and other instruments for the payment of money for deposit or collection when necessary or proper and to deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors or the executive committee, or the officers or agents to whom the Board of Directors or the executive committee may delegate such authority, may designate, and he may endorse all commercial documents requiring endorsements for or on behalf of the Corporation. He may sign all receipts and vouchers for the payments made to the Corporation. He shall render ah account of his transactions to the Board of Directors or to the executive committee as often as the board or the committee shall require the same. He shall enter regularly in the books to be kept by him for that purpose full and adequate account of all moneys received and paid by him on account of the Corporation. He shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors and of the executive committee. He shall when requested, pursuant to vote of the Board of Directors or the executive committee, give a bond to the Corporation conditioned for the faithful performance of his duties, the expense of which bond shall be borne by the Corporation.

Section 4.10. Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders; he shall attend to the giving and serving of all notices of the Corporation. Except as otherwise ordered by the Board of Directors or the executive committee, he shall attest the seal of the Corporation upon all contracts and instruments executed under such seal and shall affix the seal of the Corporation thereto and to all certificates of shares of the Capital Stock. He shall have charge of the stock certificate book, transfer book and stock ledger, and such other books and papers as the Board of Directors or the executive committee may direct. He shall, in general, perform all the duties of Secretary, subject to the control of the Board of Directors and of the executive committee.

Section 4.11. Assistant Secretary. The Board of Directors or any two of the officers of the Corporation acting jointly may appoint or remove one or more Assistant Secretaries of the Corporation. Any Assistant Secretary upon his appointment shall perform such duties of the Secretary, and also any and all such other duties as the executive committee or the Board of Directors or the President or the Executive Vice-President or the Treasurer or the Secretary may designate.

Section 4.12. Assistant Treasurer. The Board of Directors or any two of the officers of the Corporation acting jointly may appoint or remove one or more Assistant Treasurers of the Corporation. Any Assistant Treasurer upon his appointment shall perform such of the duties of the Treasurer, and also any and all such other duties as the executive committee or the Board of Directors or the President or the Executive Vice-President or the Treasurer or the Secretary may designate.

Section 4.13. Subordinate Officers. The Board of Directors may select such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority, and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof

Article V-Stock

Section 5.1. Stock. Each stockholder shall be entitled to a certificate or certificates of stock of the Corporation in such form as the Board of Directors may from time to time prescribe. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall certify the holder’s name and number and class of shares and shall be signed by both of (a) either the President or a Vice-President, and (b) any one of the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the corporate seal of the Corporation. If such certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or, (2) by a registrar other than tile Corporation or its employee, the signature of the officers of the Corporation and the corporate seal may be facsimiles. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers of the Corporation.

Section 5.2. Fractional Share Interests. The corporation may, but shall not be required to, issue fraction of a share. If the corporation does not issue fractions of a share, it shall (a) arrange for the disposition of fractional interests by those entitled thereto, (b) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (c) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip, or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 5.3. Transfers of Stock. Subject to any transfer restrictions then in force, the shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers or to such other person as the directors may designate by whom they shall be cancelled and new certificates shall thereupon be issued. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof save as expressly provided by the laws of Delaware.

Section 5.4. Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no such record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5.5. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars and may require all certificates of stock to bear the signature or signatures of any of them.

Section 5.6. Dividends.

1.                                      Power to Declare. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and the laws of Delaware.

2.                                      Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends; or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 5.7. Lost, Stolen, or Destroyed Certificates. No certificates for shares of stock of the Corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of such evidence of the loss, theft or destruction and upon indemnification of the Corporation and its agents to such extent and in such manner as the Board of Directors may from time to time prescribe.

Section 5.8. Inspection of Books. The stockholders of the Corporation, by a majority vote at any meeting of stockholders duly called, or in case the stockholders shall fail to act, the Board of Directors shall have power from time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to inspection of stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or authorized by the Board of Directors or by a resolution of the stockholders.

Article VI - Miscellaneous Management Provisions

Section 6.1. Checks, Drafts and Notes. All checks, drafts or orders for the payment of money, and all notes and acceptances of the Corporation shall be signed by such officer or officers, agent or agents as the Board of Directors may designate.

Section 6.2 Notices.

1.                                      Notices to directors may, and notices to stockholders shall, be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram or orally, by telephone or in person.

2.                                      Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation of the Corporation or of these by-laws, a written waiver of notice, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is hot lawfully called or convened.

Section 6.3. Conflict of Interest. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of or committee thereof which authorized the contract or transaction, or solely because his or their votes are counted for such purpose, provided that the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum or provided that the contract or transaction is otherwise authorized in accordance with the laws of Delaware. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract of transaction.

Section 6.4. Voting of Securities Owned by this Corporation. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other Corporation and owned or controlled by this Corporation may be voted in person at any meeting of security holders of such other corporation by the President of this Corporation if he is present at such meeting, or in his absence by the Treasurer of this Corporation if he is present at such meeting, and (b) whenever, in the judgment of the President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other Corporation and owned by this Corporation, such proxy or consent shall be executed in the name of this Corporation by the President, without the necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer, provided that if the President is unable to execute such proxy or consent by reason of sickness, absence from the United States or other similar cause, the Treasurer may execute such proxy or consent. Any person or persons designated in the manner above stated as the proxy or proxies of this Corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this Corporation the same as such shares or other securities might be voted by this Corporation.

Section 6.5. Indemnification. The Corporation shall indemnify each director and officer against all judgments, fines, settlement payments and expenses, including reasonable attorneys’ fees, paid or incurred in connection with any claim, action, suit or proceeding, civil or criminal, to which he may be made a party or with which he may be threatened by reason of his being or having been a director or officer of the Corporation, or, at its request, a director, officer, stockholder or member of any other Corporation, firm or association of which the Corporation is a stockholder or creditor and by which he is not so indemnified, or by reason or any action or omission by him in such capacity, whether or not he continues to be a director or officer at the time of incurring such expenses or at the time the indemnification is made. No indemnification shall be made hereunder (a) with respect to payments and expenses incurred in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding not to have acted in good faith and in the reasonable belief that his action was in the best interests of the Corporation, or (b) otherwise prohibited by law. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may otherwise be entitled and shall inure to the benefit of the executor or administrator of such director or officer.

Article VII - Amendments

Section 7.1. Amendments. The by-laws of the Corporation may be altered, amended or repealed at any meeting of the Board of Directors upon notice thereof in accordance with these by-laws, or at any meeting of the stockholders by the vote of the holders of the majority of the stock issued and outstanding and entitled to vote at such meeting, in accordance with the provisions of the Certificate of Incorporation of the corporation and of the laws of Delaware.